INTANGIBLES	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLES
INTANGIBLES
Goodwill and other intangible assets with indefinite lives are not amortized. Other intangibles with definite lives are amortized on a straight-line basis over their estimated economic lives. Goodwill and indefinite lived intangible assets are reviewed annually during the fourth quarter for impairment (See Note 2 “Summary of Significant Accounting Policies” included herein). Goodwill and indefinite live intangible assets were not impaired at December 31, 2017 and 2016.
The change in the carrying amount of goodwill by segment for the year ended December 31, 2017 is as follows:

	Freight	Transit
In thousands	Segment	Segment	Total
Balance at December 31, 2016	$550,902	$1,527,863	$2,078,765
Additions	152,096	34,391	186,487
Foreign currency impact	15,960	178,891	194,851
Balance at December 31, 2017	$718,958	$1,741,145	$2,460,103

As of December 31, 2017 and 2016, the Company’s trade names had a net carrying amount of $603.4 million and $510.5 million, respectively, and the Company believes these intangibles have indefinite lives. Intangible assets of the Company, other than goodwill and trade names, consist of the following:

	December 31,
In thousands	2017	2016
Patents, non-compete and other intangibles, net of accumulated
amortization of $43,021 and $40,638	$17,554	$15,360
Customer relationships, net of accumulated amortization
of $126,824 and $87,334	583,459	528,068
Total	$601,013	$543,428

The remaining weighted average useful lives of patents, customer relationships and intellectual property were 10 years, 17 years and 15 years respectively. Amortization expense for intangible assets was $36.5 million, $22.7 million, and $21.7 million for the years ended December 31, 2017, 2016, and 2015, respectively.
Estimated amortization expense for the five succeeding years is as follows (in thousands):

2018	$38,059
2019	36,076
2020	34,050
2021	33,777
2022	33,489